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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the inclusion in this Registration Statement of Salton, Inc. on Form S-4 of our report dated September 7, 2000 (April 23, 2001 as to Note 16 and the last paragraph of Note 17). We also consent to the reference to us under the heading "Experts" in such Prospectus, which is part of this Registration Statement.




July 11, 2001